SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)     September 27, 2004
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                          SUNLINK HEALTH SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



                 Ohio                     1-12607                  31-0621189
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     (State or other jurisdiction    (Commission File Number)    (IRS Employer
          of incorporation)                                  Identification No.)



            900 Circle 75 Parkway, Suite 1300, Atlanta, Georgia        30339
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          (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code     (770) 933-7000
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                                       N/A
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          (Former name or former address, if changed since last report)

Item  8.01.  Other Events

     On September 28, 2004 SunLink Health Systems, Inc. announced the settlement of the shareholder derivative action (Barber vs. SunLink Health Systems, Inc., et al.; Superior Court of Fulton County, Georgia; Civil Action No.: 2004-CV 82484) which was originally filed as a shareholder class action against the Company and its Directors in March 2004, and amended in September 2004 to assert derivative claims. A similar shareholder class action (Ross vs. SunLink Health Systems, Inc., et al.; Superior Court of Fulton County, Georgia; Civil Action
No.: 2004-CV-81871) was voluntarily dismissed by the plaintiff, Mary Ross, in April, 2004.

     Under the terms of the court approved settlement, the Company will make limited changes to corporate governance measures, certain of which would have otherwise been required under recently adopted SEC regulations and American Stock Exchange Rules. Additionally, under the terms of the Court approved settlement, the plaintiff will provide a release, waiver and covenant not to sue derivatively.

     Also, under the terms of the Court approved settlement, the Company agreed to disclose again the basis on which the Board relied in deciding not to accept the overtures by Attentus Healthcare earlier in 2004, and did so by press release dated September 28, 2004.

     Under the terms of the Court approved settlement, SunLink paid no damages to plaintiff, but agreed to make a payment of certain attorneys' fees and expenses to plaintiff's legal counsel.

      (c)         Exhibits:  The following exhibits are filed with this Report:

                  Exhibit Number         Exhibit Name
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                         99.1            Order and Judgment Approving Settlement
                         99.2            Press Release

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUNLINK HEALTH SYSTEMS, INC.



                                       By:    /s/ Mark J. Stockslager
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                                       Name:  Mark J. Stockslager
                                       Title: Principal Accounting Officer



Dated:  September 30, 2004

                                  EXHIBIT INDEX
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      EXHIBIT NO.              DESCRIPTION
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         99.1                  Order and Judgment Approving Settlement

         99.2                  Press Release